UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 1, 2011

CSS Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-2661	13-920657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1845 Walnut Street, Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(215) 569-9900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 1, 2011, the Company issued a press release announcing its financial results for the nine months and quarter ended December 31, 2010.  A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits

The following exhibit is being furnished herewith:

	Exhibit No.	Description

	99.1	Press Release dated February 1, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSS Industries, Inc.
(Registrant)

		By:	/s/ Vincent A. Paccapaniccia
Vincent A. Paccapaniccia
Vice President-Finance and
Chief Financial Officer

Date:	February 1, 2011

EXHIBIT

Exhibit No.	Description

99.1	Press Release dated February 1, 2011.